Exhibit 99.1

Form 4:  Joint Filer Information
Form 4 January 1, 2005 (continued)
Joseph C. Aragona ("Aragona"), a director of the Issuer, is a general partner of
AV Partners VI, L.P., which is a general partner of Austin Ventures VI, L.P. and
Austin Ventures VI Affiliates Fund, L.P. (collectively, "Austin Ventures VI").
In addition to Aragona, Kenneth P. DeAngelis, Jeffery C. Garvey, Edward E.
Olkkola, John D. Thornton and Blaine F. Wesner are general partners of AV
Partners VI, LP.  Aragona is also a general partner of AV Partners VIII, L.P., which is a general partner of Austin Ventures VIII, L.P.  In addition to
Aragona, Kenneth P. DeAngelis, Christopher A. Pacitti, Edward E. Olkkola, John
D. Thornton and Blaine F. Wesner are general partners of AV Partners VIII, L.P.

JOINT FILER INFORMATION

Name:  Austin Ventures VI, LP
Address:  300 West Sixth Street, Suite 2300, Austin, TX 78701
Designated Filer: Joseph C. Aragona
Issuer and Ticker Symbol: 724 Solutions, Inc. (SVNX)
Date of Event Requiring Statement: January 1, 2005
Signature: By: AV Partners VI, LP, its general partner
   By:  /s/ Kevin Kunz, attorney-in-fact

Name:  Austin Ventures VI Affiliates Fund, LP
Address:  300 West Sixth Street, Suite 2300, Austin, TX 78701
Designated Filer: Joseph C. Aragona
Issuer and Ticker Symbol: 724 Solutions, Inc. (SVNX)
Date of Event Requiring Statement: January 1, 2005
Signature:  By: AV Partners VI, LP, its general partner
   By:  /s/ Kevin Kunz, attorney-in-fact

Name:  AV Partners VI, LP
Address:  300 West Sixth Street, Suite 2300, Austin, TX 78701
Designated Filer: Joseph C. Aragona
Issuer and Ticker Symbol: 724 Solutions, Inc. (SVNX)
Date of Event Requiring Statement: January 1, 2005
Signature:  By:  /s/ Kevin Kunz, attorney-in-fact

Name:  Joseph C. Aragona
Address:  300 West Sixth Street, Suite 2300, Austin, TX 78701
Designated Filer: Joseph C. Aragona
Issuer and Ticker Symbol: 724 Solutions, Inc. (SVNX)
Date of Event Requiring Statement: January 1, 2005
Signature:  By:  /s/ Kevin Kunz, attorney-in-fact

Name:  Kenneth P. DeAngelis
Address:  300 West Sixth Street, Suite 2300, Austin, TX 78701
Designated Filer: Joseph C. Aragona
Issuer and Ticker Symbol: 724 Solutions, Inc. (SVNX)
Date of Event Requiring Statement: January 1, 2005
Signature:  By:  /s/ Kevin Kunz, attorney-in-fact

Name:  Jeffery C. Garvey
Address:  300 West Sixth Street, Suite 2300, Austin, TX 78701
Designated Filer: Joseph C. Aragona
Issuer and Ticker Symbol: 724 Solutions, Inc. (SVNX)
Date of Event Requiring Statement: January 1, 2005
Signature:  By:  /s/ Kevin Kunz, attorney-in-fact

Name:  Edward E. Olkkola
Address:  300 West Sixth Street, Suite 2300, Austin, TX 78701
Designated Filer: Joseph C. Aragona
Issuer and Ticker Symbol: 724 Solutions, Inc. (SVNX)
Date of Event Requiring Statement: January 1, 2005
Signature:  By:  /s/ Kevin Kunz, attorney-in-fact

Name:  Blaine F. Wesner
Address:  300 West Sixth Street, Suite 2300, Austin, TX 78701
Designated Filer: Joseph C. Aragona
Issuer and Ticker Symbol: 724 Solutions, Inc. (SVNX)
Date of Event Requiring Statement: January 1, 2005
Signature:  By:  /s/ Kevin Kunz, attorney-in-fact

Name:  John D. Thornton
Address:  300 West Sixth Street, Suite 2300, Austin, TX 78701
Designated Filer: Joseph C. Aragona
Issuer and Ticker Symbol: 724 Solutions, Inc. (SVNX)
Date of Event Requiring Statement: January 1, 2005
Signature:  By:  /s/ Kevin Kunz, attorney-in-fact

Name: Austin Ventures VIII, L.P.
Address:  300 West Sixth Street, Suite 2300, Austin, TX 78701
Designated Filer: AV Partners VIII, L.P.
Issuer and Ticker Symbol: 724 Solutions, Inc. (SVNX)
Date of Event Requiring Statement: January 1, 2005
Signature:  By:  AV Partners VIII, L.P., its general partner
   By:  /s/ Kevin Kunz, attorney-in-fact

Name: AV Partners VIII, L.P.
Address:  300 West Sixth Street, Suite 2300, Austin, TX 78701
Designated Filer: AV Partners VIII, L.P.
Issuer and Ticker Symbol: 724 Solutions, Inc. (SVNX)
Date of Event Requiring Statement: January 1, 2005
Signature:  By:  /s/ Kevin Kunz, attorney-in-fact

Name: Christopher A. Pacitti
Address:  300 West Sixth Street, Suite 2300, Austin, TX 78701
Designated Filer: AV Partners VIII, L.P.
Issuer and Ticker Symbol: 724 Solutions, Inc. (SVNX)
Date of Event Requiring Statement: January 1, 2005
Signature:  By:  /s/ Kevin Kunz, attorney-in-fact